UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2012

NPC Restaurant Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-180524-04 (Commission File Number)	20-4509045 (I.R.S. Employer Identification No.)

7300 West 129th Street
Overland Park, Kansas 66213
(Address of principal executive office)(Zip Code)

(913) 327-5555
(Registrant's telephone number, including area code)

NPC Acquisition Holdings, LLC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On September 12, 2012, NPC International Holdings, Inc., the sole member of NPC Acquisition Holdings, LLC (the "Company"), executed a written consent approving an amendment to the Certificate of Formation of the Company to change the name of the Company from NPC Acquisition Holdings, LLC to NPC Restaurant Holdings, LLC.  On the same day, the Company filed a Certificate of Amendment to the Certificate of Formation of the Company with the Delaware Secretary of State effecting the name change, and restated its Limited Liability Company Agreement to reflect the name change.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Number                      Description

3.1	Certificate of Formation, as amended, of NPC Restaurant Holdings, LLC
3.2	Restated Limited Liability Company Agreement of NPC Restaurant Holdings, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC RESTAURANT HOLDINGS, LLC

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President—Finance and Chief Financial Officer

Date: September 12, 2012

INDEX TO EXHIBITS

Exhibit                                                       Description

   3.1                Certificate of Formation, as amended, of NPC Restaurant Holdings, LLC
   3.2                Restated Limited Liability Company Agreement of NPC Restaurant Holdings, LLC